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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)  February 13, 1997
                                                  -----------------------------


  Garden State Newspapers, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)



   Delaware                                                          22-2675173
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  (State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)                 File Number)          Identification No.)


  1560 Broadway, Suite 1450, Denver, CO                                   80202
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  (Address of principal executive offices)                            (Zip Code)



  Registrant's telephone number, including area code (303) 837-0886



                                  No Change
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


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Item 2.     Acquisition or Disposition of Assets

Effective February 14, 1997, Garden State Newspapers, Inc. (the "Registrant"), sold substantially all the assets used in the publication of the Potomac News and two weekly publications to Community Newspaper Holdings, Inc. for $48.0 million in cash, plus an adjustment for working capital.

The disposition was consummated in accordance with the Asset Purchase Agreement dated February 13, 1997 (the "Agreement") between Garden State Newspapers, Inc. and Community Newspaper Holdings, Inc. The description contained herein is qualified by reference to the Agreement, which is attached as an Exhibit hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following Financial Statements and Pro Forma Financial Information are hereby filed as a part of this report.


(a)      Financial Statements of Business Acquired

         Not applicable.


(b)      Unaudited Pro Forma Financial Information

         Unaudited pro forma financial information has been presented for the disposition of substantially all the assets used in the publication of the Potomac News beginning at page 4 of this report.

(c)      Exhibits

         2.1 Asset Purchase Agreement dated February 13, 1997, by and among Garden State Newspapers, Inc., as Seller, and Community Newspaper Holdings, Inc., as Buyer.





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
                         GARDEN STATE NEWSPAPERS, INC.
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


The accompanying unaudited pro forma balance sheet as of December 31, 1996, gives effect to the sale of substantially all the assets used in the publication of the Potomac News and two related weekly publications, as if the sale had occurred as of December 31, 1996.

The accompanying unaudited pro forma consolidated statements of operation for the six months ended December 31, 1996, and for the year ended June 30, 1996, give effect to the February 13, 1997, sale of the Potomac News and the October 31, 1996, acquisition of the Star-News, Whittier Daily News, San Gabriel Valley Tribune, Times-Standard, The Evening Sun and various related publications, collectively referred to as the "Acquisition/Disposition Transactions," as if the Acquisition/Disposition Transactions had occurred on July 1, 1996 and July 1, 1995, respectively. The pro forma adjustments related to the October 31, 1996, acquisitions were previously reported on Form 8-K/A filed on January 13, 1997.

These pro forma statements are not necessarily indicative of the future operations or of the consolidated results of operations had the Acquisition/Disposition Transactions actually taken place on July 1, 1996 or July 1, 1995. The pro forma financial information should be read in conjunction with the Company's historical financial statements and notes thereto appearing in the Company's Forms 10-K and 10-Q for the periods ending June 30, 1996 and December 31, 1996, respectively.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         GARDEN STATE NEWSPAPERS, INC.


Date:  February 28, 1997                  By:   /s/ Joseph J. Lodovic, IV
                                              ---------------------------------
                                                 Joseph J. Lodovic, IV
                                                 Executive Vice President,
                                                 Chief Financial Officer





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
                 GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               December 31, 1996
                             (Amounts in Thousands)


                          ASSETS                                   As           Pro Forma
                                                                Reported      Adjustments             Pro Forma
                                                                --------      -----------             ---------
 CURRENT ASSETS
   Cash and cash equivalents . . . . . . . . . . . . .         $  2,168         $ 48,400    (c)         $ 50,568
   Accounts receivable, less allowance
    for doubtful accounts  . . . . . . . . . . . . . .           37,091           (2,158)   (a)           34,933
   Inventories of newsprint and supplies . . . . . . .            6,168             (130)   (a)            6,038
   Prepaid expenses and other assets . . . . . . . . .            4,390             (163)   (a)            4,227
                                                               --------         --------                --------
       TOTAL CURRENT ASSETS  . . . . . . . . . . . . .           49,817           45,949                  95,766
 PROPERTY, PLANT AND EQUIPMENT
   Land  . . . . . . . . . . . . . . . . . . . . . . .            7,567             (800)   (a)            6,767
   Buildings and improvements  . . . . . . . . . . . .           37,956             (727)   (a)           37,229
   Machinery and equipment . . . . . . . . . . . . . .          114,278           (5,197)   (a)          109,081
                                                               --------         --------                --------
       Total Property, Plant and Equipment . . . . . .          159,801           (6,724)                153,077
   Less accumulated depreciation and amortization  . .          (54,837)           2,893    (a)          (51,944)
                                                               --------         --------                --------
       Net Property, Plant and Equipment . . . . . . .          104,964           (3,831)                101,133
 OTHER ASSETS
   Investment in partnership   . . . . . . . . . . . .            6,614              --                    6,614
   Subscriber accounts, net of accumulated
    amortization . . . . . . . . . . . . . . . . . . .           57,069              --                   57,069
   Excess of cost over fair value of net assets
 acquired,                                                      148,731          (12,760)   (a)          135,971
    net of accumulated amortization  . . . . . . . . .
   Covenants net of compete and other identifiable
    intangible assets, not to accumulated amortization            7,588              --                    7,588

   Other . . . . . . . . . . . . . . . . . . . . . . .            1,862               (3)   (a)            1,859
                                                               --------         --------                --------
       TOTAL OTHER ASSETS  . . . . . . . . . . . . . .          221,864          (12,763)                209,101
                                                               --------         --------                --------
 TOTAL ASSETS  . . . . . . . . . . . . . . . . . . . .         $376,645         $ 29,355                $406,000
                                                               ========         ========                ========

            See notes to unaudited pro forma financial information.





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
                 GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               December 31, 1996
                                 (In Thousands)

                                                                        As            Pro Forma
                                                                      Reported      Adjustments           Pro Forma
                                                                      --------      -----------           ---------
              LIABILITIES AND SHAREHOLDERS' DEFICIT

 CURRENT LIABILITIES
   Trade accounts payable  . . . . . . . . . . . . . . . . . .         $ 3,576        $   (287)   (a)      $  3,289
   Accrued liabilities . . . . . . . . . . . . . . . . . . . .          21,818              35    (a)(b)     21,853
   Unearned income . . . . . . . . . . . . . . . . . . . . . .           9,494            (212)   (a)         9,282
   Income taxes  . . . . . . . . . . . . . . . . . . . . . . .             750            3,050   (e)         3,800
   Current portion of long-term debt and
     capital lease obligation  . . . . . . . . . . . . . . . .          12,162             --                12,162
                                                                      --------        --------             --------
       TOTAL CURRENT LIABILITIES . . . . . . . . . . . . . . .          47,800          (2,586)              50,386
 LONG-TERM DEBT AND CAPITAL LEASE
  OBLIGATION . . . . . . . . . . . . . . . . . . . . . . . . .         341,049              --              341,049
 OTHER LIABILITIES . . . . . . . . . . . . . . . . . . . . . .           5,796              --                5,796
 DEFERRED INCOME TAXES . . . . . . . . . . . . . . . . . . . .          11,617          (3,996)   (e)         7,621
 SHAREHOLDERS' DEFICIT
   Common stock  . . . . . . . . . . . . . . . . . . . . . . .               1             --                     1
   Additional paid in capital  . . . . . . . . . . . . . . . .          78,570             --                78,570
   Deficit   . . . . . . . . . . . . . . . . . . . . . . . . .        (108,188)         30,765    (d)       (77,423)
                                                                      --------        --------             --------
     TOTAL SHAREHOLDERS' DEFICIT . . . . . . . . . . . . . . .         (29,617)         30,765                1,148
                                                                      --------        --------             --------

 TOTAL LIABILITIES AND SHAREHOLDERS'
     DEFICIT . . . . . . . . . . . . . . . . . . . . . . . . .        $376,645        $ 29,355             $406,000
                                                                      ========        ========             ========


            See notes to unaudited pro forma financial information.





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
                 GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                       Six Months Ended December 31, 1996
                                 (In Thousands)



                                                             Acquisition                 Disposition
                                                                 and                         and
                                                     As       Pro Forma                    Pro Forma
                                                Reported     Adjustments                  Adjustments                   Pro Forma
                                              ----------    ------------                  -----------                 -----------
 OPERATING REVENUES  . . . . . . . . . . .    $  139,965    $    23,225                  $    (6,336)  (i)            $   156,854


 COST AND EXPENSES
   Cost of sales . . . . . . . . . . . . .        50,289          7,539    (a)(c)(e)          (2,148)  (i)                 55,680
   Selling, general, and administrative  .        58,187          9,571    (b)(c)(d)          (2,228)  (i)                 65,530
   Depreciation and amortization . . . . .        10,967          2,151    (f)                  (687)  (i)                 12,431
   Interest expense  . . . . . . . . . . .        14,390          3,303    (g)                    --                       17,693
   Other, (net)  . . . . . . . . . . . . .        14,274             --                           27   (i)                 14,301
                                              ----------    -----------                  -----------                  -----------
     TOTAL COST AND EXPENSES . . . . . . .       148,107         22,564                        5,036                      165,635


 INCOME (LOSS) BEFORE INCOME TAXES . . . .        (8,142)           661                       (1,300)                      (8,781)

 INCOME TAX EXPENSE  . . . . . . . . . . .          (683)           (16)   (h)                   (27)  (j)                   (726)
                                              ----------    -----------                  -----------                  -----------

 NET INCOME (LOSS) . . . . . . . . . . . .    $   (8,825)   $       645                  $    (1,327)                 $    (9,507)
                                              ==========    ===========                  ===========                  ===========





            See notes to unaudited pro forma financial information.





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
                 GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                            Year Ended June 30, 1996
                                 (In Thousands)


                                                             Acquisition                 Disposition
                                                                 and                         and
                                                     As       Pro Forma                    Pro Forma
                                                Reported     Adjustments                  Adjustments                   Pro Forma
                                              ----------    ------------                  -----------                 -----------


 OPERATING REVENUES  . . . . . . . . . . . . .$  245,430    $    68,912                  $   (12,040)  (i)            $   302,302


 COST AND EXPENSES
   Cost of sales . . . . . . . . . . . . . . .    98,469         28,700    (a)(c)(e)          (4,525)  (i)                122,644
   Selling, general, and administrative  . . .   102,238         24,611    (b)(c)(d)          (4,287)  (i)                122,562
   Depreciation and amortization . . . . . . .    21,841          6,453    (f)                (2,369)  (i)                 25,925
   Interest expense  . . . . . . . . . . . . .    27,414          9,909    (g)                     --                      37,323
   Other, (net)  . . . . . . . . . . . . . . .     4,511             --                         (223)  (i)                  4,288
                                              ----------    ------------                 -----------                  -----------
     TOTAL COST AND EXPENSES . . . . . . . . .   254,473         69,673                      (11,404)                     312,742


 GAIN ON SALE OF NEWSPAPER PROPERTY  . . . . .     8,291             --                           --                        8,291
                                              ----------    -----------                  -----------                  -----------
 INCOME (LOSS) BEFORE INCOME TAXES . . . . . .      (752)          (761)                        (636)                      (2,149)
 INCOME TAX BENEFIT  . . . . . . . . . . . . .     2,012             --    (h)                  (274)  (j)                  1,738
                                              ----------    -----------                  -----------                  -----------
 NET INCOME (LOSS) . . . . . . . . . . . . . .$    1,260    $      (761)                 $      (910)                 $      (411)
                                              ==========    ===========                  ===========                  ===========





            See notes to unaudited pro forma financial information.





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
                         GARDEN STATES NEWSPAPERS, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


NOTE 1:  UNAUDITED PRO FORMA BALANCE SHEETS

         (a) To eliminate the assets and liabilities of the Potomac News as of December 31, 1996, which were sold pursuant to the February 13, 1997, Asset Purchase Agreement.

         (b) Accrue certain estimated costs which were directly associated with the sale of the Potomac News.

         (c) Increase cash to reflect the estimated working capital payment and the proceeds from the sale. The proceeds from the sale will be reinvested in an acquisition expected to close on February 28, 1997.

         (d) Adjust retained earning to reflect the gain on the sale of the Potomac News as of December 31, 1996.

         (e) Deferred taxes have been eliminated and the majority reclassified to current income taxes to reflect the estimated taxes payable associated with the sale of the Potomac News.


NOTE 2:  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

         (a) Adjust cost of sales to reflect the newsprint savings of adjusting the web width of the presses to 50 inches and to reflect the Company's historical cost of newsprint.

         (b) Pension expense was eliminated as the pension plan was not acquired and no new defined benefit pension plan will be installed at any of the acquired newspapers.

         (c) Certain personnel who were employed by the newspapers prior to acquisition were not hired or replaced by Garden State subsequent to the acquisition.
                  Accordingly, the cost of employing these individuals has been eliminated.

         (d) Certain excessive executive bonuses have been eliminated.





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                         GARDEN STATE NEWSPAPERS, INC.
         NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION--CONTINUED


NOTE 2:  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS--CONTINUED

         (e) Effective with the acquisition, certain cost savings have been implemented with respect to the acquired newspapers including the cost of acquiring plates, comics, TV books and Sunday magazines. The cost savings have been reflected as a pro forma adjustment.

         (f) Depreciation and amortization expense of the acquired assets has been adjusted to reflect the fair market value of the acquired assets and the useful lives assigned to these assets.

         (g) Interest expense has been adjusted to reflect the borrowings and rates of debt utilized in the acquisition of the assets.

         (h) Income taxes reflect the estimated state taxes that would be due if Garden State had owned the acquired newspapers during the pro forma periods presented. Historical income taxes have been eliminated.

         (i) Eliminate revenues and expenses directly associated with the operations of the Potomac News.

         (j) Income taxes have been adjusted to eliminate the deferred tax benefit associated with the Potomac News assets and liabilities.


NOTE 3: The unaudited pro forma consolidated statements of operations for the six months ended December 31, 1996, and year ended June 30, 1996, do not reflect the estimated pretax gain on the sale of the Potomac News of approximately $31.0 million.





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